                                OPTION AGREEMENT



                                 BY AND BETWEEN



                     ASHFORD HOSPITALITY LIMITED PARTNERSHIP



                                       AND



                          ASHFORD FINANCIAL CORPORATION



                                  MAY 15, 2003




         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
ARTICLE I THE OPTION...........................................................2

   Section 1.1       Grant of Option...........................................2
   Section 1.2       Term and Exercise of Option...............................2
   Section 1.3       Purchase Price and Payment................................2

ARTICLE II CONTRACT TO PURCHASE AND CLOSING PROCEDURES.........................2

   Section 2.1       Purchase and Sale.........................................2
   Section 2.2       Closing; Condition to Obligations.........................3
   Section 2.3       Documents to be Delivered at Closing......................4
   Section 2.4       Cessation of Public Offering..............................5
   Section 2.5       Closing Costs.............................................5
   Section 2.6       Further Assurances........................................5

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTOR...............5

   Section 3.1       Title to Asset Management Rights..........................5
   Section 3.2       Authority.................................................6
   Section 3.3       No Other Agreements to Sell...............................6
   Section 3.4       No Brokers................................................6
   Section 3.5       Investment Representations and Warranties.................6
   Section 3.6       NASD Affiliation..........................................8
   Section 3.7       Asset Management Agreements...............................8
   Section 3.8       Claims or Litigation......................................8
   Section 3.9       Consents..................................................9
   Section 3.10         Disclosure.............................................9
   Section 3.11         Effect of Transactions.................................9
   Section 3.12         Notice of Developments.................................9
   Section 3.13         Status of Grantor......................................9
   Section 3.14         Covenant to Remedy Breaches............................9

ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONEE...............9

   Section 4.1       Authority................................................10
   Section 4.2       No Brokers...............................................10

ARTICLE V POWER OF ATTORNEY...................................................10

   Section 5.1       Grant of Power of Attorney...............................10
   Section 5.2       Limitation on Liability..................................12
   Section 5.3       Ratification; Third Party Reliance.......................12


ARTICLE VI INDEMNITY OBLIGATIONS..............................................12

   Section 6.1       Indemnity................................................12
   Section 6.2       Scope of Indemnity.......................................12
   Section 6.3       Procedure for Indemnification............................12

ARTICLE VII MISCELLANEOUS.....................................................13

   Section 7.1       Amendment................................................13
   Section 7.2       Entire Agreement; Counterparts; Applicable Law...........13
   Section 7.3       Assignability............................................13
   Section 7.4       Titles...................................................13
   Section 7.5       Third Party Beneficiary..................................13
   Section 7.6       Severability.............................................13
   Section 7.7       Equitable Rights.........................................14
   Section 7.8       Attorneys' Fees..........................................14
   Section 7.9       Notices; Exercise of Grantor's Purchase Option...........14
   Section 7.10      Computation of Time......................................15
   Section 7.11      Survival.................................................15
   Section 7.12      Time of the Essence......................................15

                                OPTION AGREEMENT


         THIS OPTION AGREEMENT (this "OPTION AGREEMENT") is executed as of this 15th day of May, 2003 by ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership ("OPTIONEE") and ASHFORD FINANCIAL CORPORATION, a Texas corporation ("GRANTOR").

         WHEREAS, Grantor has entered into the following Asset Management and Consulting Agreements, as "Consultant," with each of the managers identified below (collectively, the "MANAGERS" and individually, a "MANAGER");

         (i) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Hospitality, Inc., as Manager;

         (ii) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Suites Hotel Corporation, as Manager;

         (iii) Asset Management and Consulting Agreement, dated as of May 15, 2003, by with Remington Employers Corporation, as Manager;

         (iv) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Employers Management Corporation, as Manager;

         (v) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Indianapolis Employers Corporation, as Manager;

         (vi) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Milford Hotel Employers Corporation, as Manager;

         (vii) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Orlando Management Corp., as Manager; and

         (viii) Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Ventura Employers Corporation, as Manager;

         (the foregoing agreements collectively, the "ASSET MANAGEMENT AGREEMENTS" and singularly, an "ASSET MANAGEMENT AGREEMENT");

         WHEREAS, Optionee desires to acquire from Grantor, and Grantor desires to grant to Optionee, an option to purchase, on the terms and conditions set forth herein, the rights and obligations of Grantor under the Asset Management Agreements, including, its obligation to provide the Services as Consultant and its right to receive the Consulting Fees, as such terms are defined therein (herein such rights and obligations collectively called, the "ASSET MANAGEMENT RIGHTS");

         WHEREAS, the parties acknowledge that Optionee is considering the purchase of such Asset Management Rights in connection with the formation of a real estate investment trust which will be an indirect general and a limited partner of Optionee (the "REIT") and a proposed initial public offering of such REIT's shares of Common Stock ("SHARES").

         NOW, THEREFORE, in consideration of ten dollars ($10.00) paid by Optionee to Grantor, the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionee and Grantor agree as follows:

                                    ARTICLE I

                                   THE OPTION

         SECTION 1.1 GRANT OF OPTION. Grantor hereby grants to Optionee an irrevocable option to purchase Grantor's Asset Management Rights ("PURCHASE OPTION") on the terms and conditions hereinafter set forth.

         SECTION 1.2 TERM AND EXERCISE OF OPTION. Grantor's Purchase Option may be exercised at any time from and after the date hereof through 5:00 p.m. on the earlier of (i) December 31, 2003 or (ii) the "CESSATION DATE" (as such term is defined in SECTION 2.4 hereof) (the earlier of such dates, the "OPTION TERMINATION DATE"). Grantor's Purchase Option can be exercised only by the giving of notice by Optionee to Grantor. If Optionee does not exercise Grantor's Purchase Option by the Option Termination Date, Grantor's Purchase Option shall be deemed terminated and shall be of no further force and effect and Grantor shall have no further obligations hereunder.

         SECTION 1.3 PURCHASE PRICE AND PAYMENT. The full purchase price (the "PURCHASE PRICE") for Grantor's Asset Management Rights upon the exercise of the Grantor's Purchase Option shall be 1,025,000 units of limited partnership interest of the Optionee exchangeable for Shares one year after the consummation of the initial public offering of the REIT ("UNITS"). It is agreed and understood, however, that the purchase price of the Asset Management Rights (i.e., the number of Units which may be purchased hereunder) may be lowered by Optionee in its sole discretion without the consent of Grantor in the event that Optionee determines that, after consummation of the initial public offering of the REIT, the Optionee will not have received sufficient funds to consummate the transactions contemplated to occur in connection with the formation of the REIT.

                                   ARTICLE II

                   CONTRACT TO PURCHASE AND CLOSING PROCEDURES

         SECTION 2.1 PURCHASE AND SALE. Upon Optionee's exercise of Grantor's Purchase Option, Grantor shall, subject to SECTION 2.2 hereof, sell, transfer, assign, and convey to Optionee, and Optionee shall purchase and accept from Grantor, Grantor's Asset Management Rights, free and clear of all Encumbrances (as such term is defined in SECTION 3.1) for Grantor's Purchase Price, such sale to be closed in accordance with this ARTICLE II.

         SECTION 2.2 CLOSING; CONDITION TO OBLIGATIONS. In connection with or at any time after the exercise by Optionee of Grantor's Purchase Option, Optionee will specify a closing date, which date will be no later than December 31, 2003, for the initial closing (the "INITIAL CLOSING") of the purchase and sale contemplated by Grantor's Purchase Option. At or before such Initial Closing, which shall be held at a place and time determined by Optionee in its sole discretion, Optionee and Grantor will execute or cause to be executed all closing documents (the "CLOSING DOCUMENTS") required by Optionee in accordance with SECTION 2.3 and deposit the same in escrow with an escrow agent of Optionee's choosing (the "CLOSING AGENT").

         Upon the exercise of Grantor's Purchase Option, the transactions contemplated by this Option Agreement and by the Closing Documents executed and deposited in connection with such exercise will be consummated only if the closing of the initial public offering of Shares (the "IPO CLOSING") occurs simultaneously with or within fifteen (15) business days after the date of the Initial Closing. If the IPO Closing occurs within such fifteen (15) business day period:

               (i) Optionee shall, contemporaneously with the IPO Closing, cause to be delivered to the Closing Agent with respect to Grantor whose Purchase Option has been exercised (A) a certificate of the General Partner of Optionee certifying that Grantor has been or will be effective upon the Final Closing (as hereinafter defined) admitted as a limited partner of Optionee and that Optionee's books and records indicate that Grantor is the holder of the number of Units which are called for pursuant to the Grantor's Purchase Price and (B) if such Units are represented by certificates, a certificate or certificates in the name of Grantor for the number of Units to which Grantor is entitled;

               (ii) upon receipt of the consideration set forth above, the Closing Agent will release the Closing Documents to Optionee and deliver to Grantor the certificates, if any, representing Grantor's Units; and

               (iii) the transactions described or otherwise contemplated herein or in the Closing Documents will thereupon be deemed to have been consummated (such consummation, the "FINAL CLOSING").

         Notwithstanding the above, Optionee may, in its sole discretion, elect not to complete the purchase of the Asset Management Rights of Grantor, if Grantor identifies, in its Assignment delivered pursuant to SECTION 2.3, a breach of or other exception with respect to Article 3 hereof or has otherwise breached this Option Agreement, in which case Optionee shall, in lieu of the delivery with respect to Grantor pursuant to clause (i) above, notify the Closing Agent of such election and direct the Closing Agent to return Grantor's Closing Documents and Ancillary Agreements (as defined below) to Grantor.

         If the IPO Closing does not occur within fifteen (15) business days after the date of the Initial Closing, then neither party shall have any obligations under the Closing Documents executed in connection with the exercise of Grantor's Purchase Option or under any agreements or instruments executed in connection with the transactions contemplated by such exercise (such other agreements or instruments, collectively, "ANCILLARY AGREEMENTS"), the Closing Documents and the Ancillary Agreements shall be deemed null and void ab initio and the Closing Agent will be directed to destroy the Closing Documents and any Ancillary Agreement it holds and return to

Optionee the consideration delivered by Optionee to the Closing Agent in accordance with the previous paragraph. This Option Agreement shall thereafter remain in effect and Optionee may thereafter exercise Grantor's Purchase Option again at any time before the Option Termination Date.

         SECTION 2.3 DOCUMENTS TO BE DELIVERED AT CLOSING. At the Initial Closing, Grantor shall, directly or indirectly or through the attorney-in-fact appointed pursuant to Article 5 hereof, execute, acknowledge where deemed desirable or necessary by Optionee, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

         (a) An assignment and assumption of contract (the "ASSIGNMENT") which shall be in a form satisfactory to Optionee, shall contain a representation and warranty that Grantor owns Grantor's Asset Management Rights free and clear of all Encumbrances and shall reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants made by Grantor in ARTICLE 3 hereof.

         (b) A guaranty agreement ("GUARANTY") wherein Grantor absolutely and unconditionally guarantees the prompt and punctual payment to Optionee of a minimum of $1,200,000 per year (subject to adjustments based on the Consumer Price Index) in total Consulting Fees under all of the Asset Management Agreements combined for a period of 5 years for a total of $6,000,000.00;

         (c) A pledge and security agreement (the "PLEDGE AGREEMENT") wherein Grantor pledges the Units as collateral to secure its obligations under the Guaranty;

         (d) If requested by Optionee, a certified copy of all appropriate corporate resolutions authorizing the execution, delivery and performance by Grantor of this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents.

         (e) If requested by Optionee, an opinion from counsel for Grantor in form and content reasonably acceptable to Optionee substantially to the effect that:

               (i) Grantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and, to the knowledge of such counsel, had and has all applicable corporate power and authority to enter into, delivery and perform this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents;

               (ii) the execution, delivery and performance of this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents, and the transactions contemplated hereby and thereby, do not and will not constitute a breach or a violation of Grantor's bylaws; and

               (iii) all applicable corporate action necessary for Grantor to execute and deliver this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents has been taken and that the same have been validly executed and delivered and are the valid and binding obligations of Grantor enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally.

         (f) Any other documents reasonably necessary to assign, transfer and convey Grantor's Asset Management Rights and effectuate the transactions contemplated hereby.

         SECTION 2.4 CESSATION OF PUBLIC OFFERING. If at any time Optionee or its underwriter or underwriters determine in good faith to abandon the formation of the REIT or the initial public offering of the Shares (the date of such determination being referred to as the "CESSATION DATE"), Optionee will so advise Grantor in writing and thereupon all parties hereto will be relieved of all obligations under this Option Agreement, all Ancillary Agreements, and all Closing Documents.

         SECTION 2.5 CLOSING COSTS. Optionee agrees to pay all of the closing costs arising from the transfer and assignment of the Asset Management Rights of Grantor pursuant to the exercise by Optionee of the Grantor's Purchase Option, exclusive of any income tax liability incurred by any Grantor in connection therewith).

         SECTION 2.6 FURTHER ASSURANCES. Grantor will, from time to time, execute and deliver to Optionee all such other and further instruments and documents and take or cause to be taken all such other and further action as Optionee may reasonably request in order to effect the transactions contemplated by this Agreement, including instruments or documents deemed necessary or desirable by Optionee to effect and evidence the conveyance of Grantor's Asset Management Rights in accordance with the terms of this Option Agreement.

                                  ARTICLE III

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTOR

         As a material inducement to Optionee to enter into this Option Agreement and to consummate the transactions contemplated hereby, Grantor hereby makes to Optionee each of the representations and warranties and covenants set forth in this Article III. The representations and warranties set forth in this
Article III are true as of the date hereof. As a condition to Optionee's obligation to complete the purchase of Grantor's Asset Management Rights after the exercise of the Grantor's Purchase Option, such representations and warranties must continue to be true as of the date of the Initial Closing and as of the date of the Final Closing.

         SECTION 3.1 TITLE TO ASSET MANAGEMENT RIGHTS. Grantor owns the Asset Management Rights, free and clear of any claim, lien, pledge, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or other rights of any nature whatsoever of any third party (collectively, "ENCUMBRANCES"), and has full power and authority to convey free and clear of any Encumbrances, the Asset Management Rights and, upon delivery of the Assignment and payment for the Asset Management Rights as herein provided, Optionee (or its designee) will acquire good and valid title thereto, free and clear of all Encumbrances.

         SECTION 3.2 AUTHORITY. Grantor has full right, authority, power and capacity to: (i) enter into this Option Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of Grantor pursuant to this Option Agreement, including, without limitation, the Ancillary Agreements and the Closing Documents; (ii) carry out the transactions contemplated hereby and thereby; and (iii) transfer, sell and deliver Grantor's Asset Management Rights to Optionee (or its designee) upon exercise by Optionee of Grantor's Purchase Option and payment therefor in accordance with this Option Agreement. This Option Agreement and each agreement, document and instrument executed and delivered by or on behalf of Grantor pursuant to this Option Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Grantor, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Option Agreement and each such agreement, document and instrument by or on behalf of Grantor: (x) does not and will not violate Grantor's bylaws; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to Grantor or require Grantor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect, except as otherwise provided in SECTION 3.9 below; and (z) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Grantor is a party or by which the property of Grantor is bound or affected, or result in the creation of any Encumbrance on the Asset Management Rights, except as otherwise provided in
SECTION 3.9 below.

         SECTION 3.3 NO OTHER AGREEMENTS TO SELL. Grantor represents that it has made no agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or firm to sell, transfer or in any way encumber Grantor's Asset Management Rights or to not sell Grantor's Asset Management Rights, or to enter into any agreement with respect to a sale, transfer or encumbrance of or put or call right with respect to Grantor's Asset Management Rights.

         SECTION 3.4 NO BROKERS. Grantor represents that it has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of Optionee to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

         SECTION 3.5 INVESTMENT REPRESENTATIONS AND WARRANTIES.

         (a) Grantor will be acquiring the Units to be received by him for his own account and not with the view to the sale or distribution of the same or any part thereof in violation of the Securities Act of 1933, as amended (the "ACT").

         (b) Grantor understands that the Units (or Shares issued upon exchange of the Units) to be issued to the Grantor will not be registered under the Act, or the securities laws of any state ("BLUE SKY LAWS") by reason of a specific exemption or exemptions from registration under the Act and applicable Blue Sky Laws and that the REIT's and the Optionee's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of Grantor.

         (c) Grantor understands that, for the reasons set forth in paragraph
(b) above the Units (or Shares issued upon exchange of the Units) may not be offered, sold, transferred, pledged, or otherwise disposed of by Grantor except
(i) pursuant to an effective registration statement under the Act and any applicable Blue Sky Laws, (ii) pursuant to a no-action letter issued by the Securities and Exchange Commission to the effect that a proposed transfer of the Units (or Shares issued upon exchange of the Units) may be made without registration under the Act, together with either registration or an exemption under applicable Blue Sky Laws, or (iii) upon the Optionee or the REIT, as the case may be, receiving an opinion of counsel knowledgeable in securities law matters and reasonably acceptable to the Optionee or the REIT, as the case may be, to the effect that the proposed transfer is exempt from the registration requirements of the Act and any applicable Blue Sky Laws, and that, accordingly, Grantor must bear the economic risk of an investment in the Units (and Shares issued upon exchange of the Units) for an indefinite period of time.

         (d) Grantor is an "accredited investor" within the meaning of Rule 501(a) promulgated under the act.

         (e) Grantor understands that an investment in the Optionee and the REIT involves substantial risks. Grantor has had the opportunity to review all documents and information which it has requested concerning its investment in the Optionee and the REIT and to ask questions of the proposed management of the Optionee and the REIT, which questions were answered to its satisfaction.

         (f) Grantor understands that the Units (and any Shares issued upon exchange of the Units) will bear a legend substantially to the effect of the following:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Act and under any applicable state securities laws, receipt of a no-action letter issued by the Securities and Exchange Commission (together with either registration or an exemption under applicable state securities laws) or an opinion of counsel acceptable to the Optionee that the proposed transaction will be exempt from registration under the Act and applicable state securities laws;

and that the Optionee or the REIT, as the case may be, reserve the right to place a stop order against the transfer of the Units (and any Shares issued upon exchange of the Units), and to refuse to effect any transfers thereof, in the absence of satisfying the conditions contained in the foregoing legend.

         (g) The address set forth under Grantor's name in the opening paragraph of this Agreement is the address of the Grantor's principal residence or principal place of business, and Grantor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal residence or principal place of business is sited.

         (h) Grantor acknowledges and agrees that the Units issued to it at Final Closing are subject to the terms and conditions of the Pledge Agreement and may not be otherwise assigned, pledged, sold or otherwise transferred in whole or in part or subjected to any Encumbrance. Any successor or assignee, after the Indemnification Period, of Grantor, with respect to the Units will take the Units subject to the registration rights and lock-up agreement referred in Section 5.1 and/or the partnership agreement of Optionee, as applicable.

         SECTION 3.6 NASD AFFILIATION. Grantor represents that neither it nor any affiliate of Grantor is a member or person affiliated with a member of the National Association of Securities Dealers, Inc. ("NASD"). Grantor further represents that neither it nor any affiliate of Grantor owns any stock or other securities of any NASD member not purchased in the open market, or has made any outstanding subordinated loans to an NASD member. (A company or natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such a member if the company or person is the beneficial owner of 10% or more of the outstanding securities of a member which is a corporation. Additionally, a natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such a member if such person has the power to direct or cause the direction of the management or policies of such member.)

         SECTION 3.7 ASSET MANAGEMENT AGREEMENTS. True and complete originals of each of the Asset Management Agreements have been delivered to Optionee and its agents and underwriters. All such Asset Management Agreements are valid and enforceable and presently in full force and effect, and none of the Asset Management Agreements have been assigned, pledged or otherwise encumbered. Neither Grantor nor, to the best knowledge of Grantor, any Manager under any Asset Management Agreements, is in default under such Asset Management Agreements, and Grantor does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under such Asset Management Agreements. The consummation of the transactions contemplated by this Agreement will not give rise to any breach, default or event of default under any of the Asset Management Agreements. Each of the Asset Management Agreements is assignable by Grantor and none of the Asset Management Agreements requires the consent or approval of any party in connection with the transactions contemplated by this Agreement.

         SECTION 3.8 CLAIMS OR LITIGATION. Neither Grantor nor Grantor's Asset Management Rights is subject to any claim, demand, suit, unfiled lien, proceeding, or litigation of any kind, pending or outstanding, before any court or administrative, governmental or regulatory authority, agency or body, domestic or foreign, or to any order, judgment, injunction or decree of any court, tribunal or other governmental authority, or, to the best knowledge of Grantor, threatened or likely to be made or instituted, which would have a material adverse effect on the Grantor's Asset Management Rights or in any way be binding upon Optionee or its successors or assigns or affect or limit Optionee's or its successors' or assigns' full use and enjoyment of Grantor's Asset Management Rights or which would limit or restrict in any way Grantor's rights or abilities to enter into this Agreement and consummate the assignments, transfers, conveyances and any other transaction contemplated hereby.

         SECTION 3.9 CONSENTS. Except for the consent of the Managers, which will be provided before the Final Closing, (i) no consents, approvals, waivers, notifications, acknowledgements or permissions are required in order for Grantor to fully perform his or its respective obligations under this Agreement or which, if left unobtained at Final Closing and thereafter, would have an adverse effect on the Grantor's Asset Management Rights, and (ii) the execution and delivery of this Agreement by Grantor and the consummation of the transactions contemplated hereby, including without limitation the execution of any Ancillary Agreements, will not require the consent of, or any prior filing with or notice to or payment to, any governmental authority or other Person.

         SECTION 3.10 DISCLOSURE. The representations and warranties contained in this Agreement (including Schedules and documents or instruments delivered in connection herewith) or in any information, statement, certificate or agreement furnished or to be furnished to Optionee by Grantor in connection with the Final Closing pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements and information contained herein or therein, in light of the circumstances in which they are made, not misleading.

         SECTION 3.11 EFFECT OF TRANSACTIONS. After giving effect to the transactions contemplated by this Agreement, Optionee will own Grantor's Asset Management Rights, free and clear of any Encumbrances.

         SECTION 3.12 NOTICE OF DEVELOPMENTS. From the date hereof through the date of Final Closing, Grantor will give prompt written notice to Optionee of any material development affecting Grantor's Asset Management Rights. Each party hereto will give prompt written notice to the other parties of any material development affecting the ability of such party to consummate the transactions contemplated by this Agreement. No disclosure by any party pursuant to this
SECTION 3.12, however, shall be deemed to amend or supplement any Schedule or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

         SECTION 3.13 STATUS OF GRANTOR. Notwithstanding anything contained herein to the contrary, during the term of the Pledge Agreement, Grantor agrees to maintain its legal status as a corporation and not liquidate, dissolve or engage in any merger, consolidation or other business combination.

         SECTION 3.14 COVENANT TO REMEDY BREACHES. Grantor covenants to use all reasonable efforts within its control (i) to prevent the breach of any representation or warranty of Grantor hereunder, (ii) to satisfy all covenants of Grantor hereunder and (iii) to promptly cure any breach of a representation, warranty or covenant of Grantor hereunder upon its learning of same.

                                   ARTICLE IV

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONEE

         As a material inducement to Grantor to enter into this Option Agreement and to consummate the transactions contemplated hereby, Optionee hereby makes to Grantor each of the representations and warranties set forth in this Article IV, which representations and warranties shall be true as of the date hereof, as of the date of the Initial Closing and as of the date of consummation of the Initial Closing:

         SECTION 4.1 AUTHORITY. Optionee has full right, authority, power and capacity: (i) to enter into this Option Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Option Agreement; (ii) to carry out the transactions contemplated hereby and thereby; and (iii) to issue Units to Grantor to the extent called for in Grantor's Purchase Price and in accordance with the terms of this Option Agreement. This Option Agreement and each agreement, document and instrument executed and delivered by Optionee pursuant to this Option Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Optionee, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Option Agreement and each such agreement, document and instrument by Optionee: (x) does not and will not violate the partnership agreement of Optionee; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to Optionee or require Optionee to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made; and (z) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Optionee is a party or by which the property of Optionee is bound or affected.

         SECTION 4.2 NO BROKERS. Optionee represents that it has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of any Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

                                   ARTICLE V

                                POWER OF ATTORNEY

         SECTION 5.1 GRANT OF POWER OF ATTORNEY. Grantor does hereby irrevocably appoint David A. Brooks and David Kimichik and Optionee, and each of them individually and any successor thereof from time to time (such persons or Optionee or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "ATTORNEY-IN-FACT"), as the true and lawful attorney-in-fact and agent of Grantor, to act in the name, place and stead of Grantor:

         (a) To enter into a registration rights and lock-up agreement which (i) provides for the registration under the Act of the Shares which may be issued to Grantor in accordance with Optionee's partnership agreement, upon the presentation of Units for exchange, and (ii) provides for restrictions on the transfer of Units for a period not to exceed one year from their date of issuance.

         (b) To take for Grantor all steps deemed necessary or advisable by Optionee in connection with the registration of the Shares under the Act, including without limitation (i) filing a registration statement and amendments thereto (the "REGISTRATION STATEMENT") under the Act which describes the benefits to be received by Grantor in connection with the formation of the REIT and the offering of the Shares, (ii) distributing a preliminary prospectus and prospectus regarding the offering of the Shares (the "PRELIMINARY PROSPECTUS" and "PROSPECTUS") which contain such information as is deemed necessary or desirable to lawfully effect the initial public offering of such Shares, and
(iii) to take such other steps as the Attorney-in Fact may deem necessary or advisable.

         (c) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including, without limitation, the execution of Closing Documents, Ancillary Agreements, the Optionee's partnership agreement and any other documents relating to the acquisition by Optionee of Grantor's Asset Management Rights) and, in general, to do all things and to take all action which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Option Agreement, the Ancillary Agreements, if any, and the Closing Documents as fully as could Grantor if personally present and acting.

         (d) To make, acknowledge, verify and file on behalf of Grantor applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the exemption for registration of the Units and the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which the Units are to be offered.

         The Power of Attorney granted by Grantor pursuant to this Article V and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Optionee and the REIT and is for the purpose of completing the transactions contemplated by this Option Agreement. The Power of Attorney of Grantor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Option Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. Grantor acknowledges that David A. Brooks, David Kimichik and Optionee have, and any successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Option Agreement. Grantor agrees that, at the request of Optionee, it will promptly execute a separate power of attorney on the same terms set forth in this Article V, such execution to be witnessed and notarized.

         SECTION 5.2 LIMITATION ON LIABILITY. It is understood that the Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted to Grantor hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the formation of the REIT, the acquisitions of the Asset Management Rights by Optionee, the Registration Statement, the Prospectus or any Preliminary Prospectus, nor for any aspect of the offering of the Shares, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own negligence or bad faith. Grantor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney created by Grantor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the negligence or bad faith of the Attorney-in-Fact. Grantor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for Optionee or the REIT) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         SECTION 5.3 RATIFICATION; THIRD PARTY RELIANCE. Grantor does hereby ratify and confirm that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by Grantor hereunder, and Grantor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.

                                   ARTICLE VI

                              INDEMNITY OBLIGATIONS

         SECTION 6.1 INDEMNITY. Grantor ("INDEMNITOR") hereby agrees for itself and its successors and assigns, jointly and severally, to indemnify and hold Optionee harmless from and against any and all damage, expense, loss, cost, claim or liability (each a "CLAIM") suffered or incurred by Optionee as a result of (i) any untruth or inaccuracy in any of the representations or warranties made by Grantor in this Agreement, (ii) any breach of any covenant or agreement made by Grantor in this Agreement or (iii) any liability of Grantor not assumed by Optionee pursuant to this Agreement or the Closing Documents.

         SECTION 6.2 SCOPE OF INDEMNITY. Notwithstanding anything to the contrary otherwise provided in this Agreement, the indemnification set forth in
Section 6.1 shall be limited, as to Grantor, to an amount equal to the value (as of the IPO Closing) of the Units paid as the Purchase Price, and shall only extend to a Claim of which written notice has been given within twelve (12) months from the date of Final Closing.

         For purposes of the foregoing, such written notice shall include the specific facts and circumstances giving rise to the Claim for indemnification.

         SECTION 6.3 PROCEDURE FOR INDEMNIFICATION. Upon determination of the amount of a Claim, the Indemnitor shall, within ten (10) days of the date such amount is determined, pay the amount of such Claim by (a) wire transfer of immediately available funds to an account designated by Optionee, (b) surrender for cancellation such number of Units with a fair market value equal to the Claim or (c) a combination thereof.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.1 AMENDMENT. Any amendment hereto shall be effective only against those parties hereto who have acknowledged in writing their consent to such amendment. No waiver of any provisions of this Option Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

         SECTION 7.2 ENTIRE AGREEMENT; COUNTERPARTS; APPLICABLE LAW. This Option Agreement and all Ancillary Agreements (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Texas without giving effect to the conflict of law provisions thereof.

         SECTION 7.3 ASSIGNABILITY. This Option Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Option Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that Optionee may assign this Option Agreement, the Closing Documents and the Ancillary Agreements and any agreement contemplated hereunder or thereunder to the REIT or to an affiliate of Optionee or the REIT without the consent of the Grantor.

         SECTION 7.4 TITLES. The titles and captions of the Articles, Sections and paragraphs of this Option Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Option Agreement.

         SECTION 7.5 THIRD PARTY BENEFICIARY. No provision of this Option Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity; provided, however, that SECTION 5.3 of this Option Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

         SECTION 7.6 SEVERABILITY. If any provision of this Option Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Option Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Option Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by Optionee to effect such replacement.

         SECTION 7.7 EQUITABLE RIGHTS. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Option Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Option Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of Texas (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 7.8 ATTORNEYS' FEES. In connection with any litigation or a court proceeding arising out of this Option Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorneys' fees and legal assistants' fees and costs whether incurred prior to trial, at trial or on appeal.

         SECTION 7.9 NOTICES; EXERCISE OF GRANTOR'S PURCHASE OPTION. Any notice or demand which must or may be given under this Option Agreement (including the exercise by Optionee of Grantor's Purchase Option) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), or (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one (1) business day after being deposited with a nationally known commercial courier service providing next day delivery service (such as Federal Express); addressed and delivered or telecopied:

         (a) in the case of a notice to the Optionee at the following address and telecopy number:

                           Ashford Hospitality Limited Partnership
                           c/o Ashford OP General Partner LLC
                           14180 Dallas Parkway, 9th Floor
                           Dallas, Texas 75254
                           Phone:   972.980.2700
                           Fax:     972.980.2705

and

         (b) in the case of a notice to a Grantor, at the following address and telecopy number:

                           Ashford Financial Corporation
                           14180 Dallas Parkway, 7th Floor
                           Dallas, Texas 75254
                           Phone:   972.490.9600
                           Fax:     972.490.9605

         SECTION 7.10 COMPUTATION OF TIME. Any time period provided for herein which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are Central Standard Time.

         SECTION 7.11 SURVIVAL. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of Grantor set forth in this Option Agreement shall survive the consummation of the transactions contemplated hereby.

         SECTION 7.12 TIME OF THE ESSENCE. Time is of the essence with respect to all obligations of Grantor under this Option Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement, or caused the Option Agreement to be duly executed on its behalf, as of the date first above written.

                                   OPTIONEE:

                                   ASHFORD HOSPITALITY LIMITED
                                   PARTNERSHIP

                                   By:   Ashford OP General Partner LLC,
                                         as general partner


                                   By:      /s/ Monty Bennett
                                      ---------------------------------------
                                   Name:        Monty Bennett
                                        -------------------------------------
                                   Title:       President
                                         ------------------------------------


                                   GRANTOR:

                                   ASHFORD FINANCIAL CORPORATION



                                   By:      /s/ David Kimichik
                                      ---------------------------------------
                                   Name:        David Kimichik
                                        -------------------------------------
                                   Title:       President
                                         ------------------------------------